EXHIBIT 99

MONTHLY OPERATING REPORT

CHAPTER 11

Case Name:	Mississippi Chemical Corporation

Case Numbers:	03-2984 WEE	03-2986 WEE	03-2988 WEE	03-2990 WEE	03-2992 WEE
	03-2985 WEE	03-2987 WEE	03-2989 WEE	03-2991 WEE	03-2993 WEE

For Period:	July 1, 2003	to	July 31, 2003

This Report is Due 15 Days After the End of the Month.
Mark One Box For Each Required Report/Document

The debtor must attach each of the following reports unless the United States Trustee has waived the requirements in writing. File original with Clerk of Court and duplicate with UST with an original signature.

Report/Document Attached	Previously Waived	Required Reports / Documents

X		Comparative Balance Sheets (FORM 2-B)

X		Profit and Loss Statement (FORM 2-C)

X		Cash Receipts & Disbursements Statement (FORM 2-D)

X		Supporting Schedules (FORM 2-E)

X		Narrative (FORM 2-F)

	X	Copies of Bank Statement(s) and Reconciliations of Bank Balance to Book Balance for all Account(s)

I declare under penalty of perjury that the following Monthly Financial report and any attachments thereto, are true and correct to the best of my knowledge and belief.

Executed on:	August 29, 2003		Debtor(s):	Mississippi Chemical Corporation

			By:	/s/ Mickey W. Crane
Mickey W. Crane

			Position:	Director of Accounting

			Phone:	662.746.4131

FORM 2-A
MISSISSIPPI CHEMICAL CORPORATION
Combined Balance Sheets
Case Number: 03-2984WEE

(Dollars in Thousands)	05/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
ASSETS
Current assets:
Cash and cash equivalents	$ 2,126	$ 2,441	$ 6,101	$ 22,115
Accounts receivable, net of allowance for doubtful accounts	39,909	41,587	56,418	35,299
Inventories:
Finished products	39,612	44,783	29,211	31,918
Raw materials	5,958	6,660	6,452	5,420
Replacement Parts	31,991	31,195	30,750	30,957
Prepaid expenses and other current assets	7,801	9,199	3,688	12,925
Deferred income taxes	5,388	6,474	5,445	5,509
Total current assets	132,784	142,339	138,064	144,143

Investments in affiliates	110,706	111,126	111,422	112,894
Other assets	26,688	27,738	44,512	46,132
Property, plant and equipment, net of accumulated depreciation	297,836	295,644	293,591	292,443
	$ 568,014	$ 576,846	$ 587,589	$ 595,613
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$ (0)	$ 12,276	$ 15,444	$ 26,211
Accrued liabilities	614	1,780	3,781	5,202
Deferred income taxes	0	0	0	(0)
Total current liabilities	614	14,056	19,225	31,413

Liabilities Subject to Compromise:
Secured	159,033	159,729	159,104	159,104
Priority	11,063	9,566	10,092	10,092
Unsecured	300,030	301,021	297,111	297,397
	470,126	470,316	466,307	466,593

Long-term debt			0	(0)
Other long-term liabilities and deferred credits	15,197	14,289	36,872	36,842
Deferred income taxes			0	0

Shareholders' equity:
Common stock	280	280	280	280
Additional paid-in capital	306,063	306,063	306,063	306,063
Retained earnings	(196,012)	(200,050)	(200,637)	(204,954)
Accumulated other comprehensive income (loss)	221	367	(12,046)	(12,151)
Treasury stock, at cost	(28,474)	(28,474)	(28,474)	(28,474)
Total Shareholders' equity	82,078	78,185	65,186	60,764
	$ 568,014	$ 576,846	$ 587,589	$ 595,613

FORM 2-B

MISSISSIPPI CHEMICAL CORPORATION
Combined Profit & Loss Statements
Case Number: 03-2984WEE

(Dollars in Thousands)	Fiscal Year To Date 5/15/2003	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03
Revenues:
Net sales	$ 379,708	$ 18,651	$ 45,896	$ 28,349
Other revenue	1,331	184	508	434
	381,039	18,834	46,404	28,783

Operating expenses:
Cost of products sold	368,401	20,813	43,245	27,770
Selling, general and administrative	28,082	1,828	1,688	2,619
Impairment of long-lived assets	70,889	-	-	-
Idle plant cost	14,107	358	2,629	3,228
	481,480	23,000	47,561	33,616

Operating income	(100,441)	(4,166)	(1,157)	(4,833)

Other (expense) income:
Interest, net	26,475	1,741	918	1,897
Other	(5,023)	191	(232)	(245)

(Loss) income before reorganization expenses and income taxes	(121,893)	(6,097)	(1,843)	(6,485)

Reorganization items:
Legal & professional fees	2,794	-	456	58
Financing fees	-	-	-	-
Bankruptcy trustee fees	-	-	-	57
Settlements with customers and vendors	-	-	-	-
Rejected executory contracts	-	-	-	-
	2,794	-	456	115

(Loss) income before income taxes	(124,687)	(6,097)	(2,299)	(6,600)

Income tax (benefit) expense	(31,908)	(2,059)	(1,712)	(2,283)

Net (loss) income	$ (92,779)	$ (4,038)	$ (587)	$ (4,317)

FORM 2-C

MISSISSIPPI CHEMICAL CORPORATION
Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
(Dollars in Thousands)
Week Ending	05/31/03	06/30/03	07/31/03	08/31/03	09/30/03	10/31/03	11/30/03	12/31/03	01/31/04	02/29/04	03/31/04	04/30/04
Beginning Cash Balance	$ 2,126	$ 2,441	$ 6,101

Operating Receipts
Deposits	17,576	37,356	51,814
Intercompany Transfers	28,352	41,478	45,360
Total Cash Receipts	45,928	78,834	97,175

Operating Disbursements:
Raw Material Purchases	3,719	7,975	12,210
Natural Gas	9,322	9,867	8,904
Delivery & Storage		2,988	2,960
Operating &Maintenance Materials			1,811
Payroll & Benefits	2,409	4,888	3,829
Taxes, Licenses, Duties, etc.	809	3,094	1,423
Utilities			1,211
Interest		2,412	1,044
Capital Expenditures		527	970
Chemicals			835
Reorganization	698	-	373
Trustee Fees			57
Intercompany Payments	28,352	41,478	45,360
Other	837	2,553	1,195
Total Operating Disbursements	46,146	75,782	82,182

Net Cash Flows from Operations	(218)	3,052	14,993

Negative Cash Balance Reclassified to Payables	532	608	1,021

Net DIP Advances (Payments)		-	-

Ending Cash Balances	$ 2,441	$ 6,101	$ 22,115

Loan Balances
DIP Balance, Beginning	-	-	-
Net DIP Advances (Payments)	-	-	-
DIP Balance, Ending	-	-	-
Letters of Credit	-	-	-
Total DIP Loans	-	-	-

Trustee Fees (Dollars):
Beginning Balance	$ -	$ 56,500	$ 68,750
Estimated	56,500	12,250	60,250
Payment	(56,500)		(56,500)
Ending Balance	$ -	$ 68,750	$ 72,500

FORM 2-D

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedule-Cash Receipts & Cash Disbursements Statement
Case Number: 03-2984WEE
For the Period: July 1, 2003 to July 31, 2003

	Case Numbers==>	03-2984	03-2985	03-2986	03-2987	03-2988	03-2989	03-2990	03-2991	03-2992	03-2993
(Dollars in Thousands)	Total	Mississippi Chemical Corporation	Mississippi Nitrogen, Inc.	MissChem Nitrogen, LLC	Mississippi Chemical Company, LP	Mississippi Chemical Management Company	Mississippi Phosphates Corporation	Mississippi Potash, Inc.	Eddy Potash, Inc.	Triad Nitrogen, LLC	Melamine Chemicals, Inc.

Beginning Cash Balance	$ 6,101	$ 6,073	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ -

Operating Receipts
Deposits	51,814	870			29,478		12,824	8,596			47
Intercompany Deposits	45,360	31,389	3,255	1,316		232		95	12	9,062
Total Cash Receipts	97,175	32,259	3,255	1,316	29,478	232	12,824	8,691	12	9,062	47

Operating Disbursements:
Raw Material Purchases	12,210	5,551	2,782		9		3,866
Natural Gas	8,904			417			79	53		8,356
Delivery & Storage	2,960		473	23	1,063	274	165	799		164
Operating & Maintenance Materials	1,811	4		233		0	438	862	5	268
Payroll & Benefits	3,829	3,266		7	0		77	384		94
Taxes, Licenses, Duties, etc.	1,423	937	0	117	6	0	45	218		100
Utilities	1,211	122		178	0	1	173	547	5	187
Interest	1,044	1,044
Capital Expenditures	970	2		38			898	33
Chemicals	835			130			533	104		69
Reorganization	373	373
Trustee Fees	57	10	0	10	10	0	8	10	0	8	0
Intercompany Payments	45,360	4,667			28,463		6,557	5,627			47
Other	1,195	372	(1)	214	53	27	114	215	1	199
Total Operating Disbursements	82,182	16,349	3,255	1,367	29,605	302	12,952	8,851	11	9,444	47

Net Cash Flows from Operations	14,993	15,910	0	(51)	(127)	(70)	(128)	(161)	1	(382)	(0)

Negative Cash Balance Reclassified to Payables	1,021	103	(0)	51	127	70	128	161	(1)	382	0

Net DIP Advances (Payments)	-

Ending Cash Balances	$ 22,115	$ 22,086	$ -	$ 1	$ 0	$ (0)	$ 6	$ 13	$ 0	$ 8	$ -
	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!	#REF!
Loan Balances
DIP Balance, Beginning	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Net DIP Advances (Payments)	-	-	-		-	-	-	-	-	-	-
DIP Balance, Ending	-	-	-	-	-	-	-	-	-	-	-
Letters of Credit	-	-	-	-	-	-	-	-	-	-	-
Total DIP Loans	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Cumulative Disbursements-Quarter 3, 2003	$ 82,182	$ 16,349	$ 3,255	$ 1,367	$ 29,605	$ 302	$ 12,952	$ 8,851	$ 11	$ 9,444	$ 47

Trustee Fees (Dollars):
Beginning Balance	$ 68,750	$ 10,000	$ 7,500	$ 10,000	$ 10,000	$ 750	$ 10,000	$ 10,000	$ 250	$ 10,000	$ 250
Estimated	60,250	10,000	8,000	750	10,000	750	10,000	10,000	250	10,000	500
Payment	(56,500)	(10,000)	(250)	(10,000)	(10,000)	(250)	(8,000)	(10,000)	(250)	(7,500)	(250)
Ending Balance	$ 72,500	$ 10,000	$ 15,250	$ 750	$ 10,000	$ 1,250	$ 12,000	$ 10,000	$ 250	$ 12,500	$ 500

FORM 2-E.1

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Accounts Payable and Accounts Receivable Summary
For the Period: July 1, 2003 to July 31, 2003
Case Number: 03-2984WEE

(Dollars in Thousands)	Total	0 - 30	31-60	61-90	Over 90
Accounts Payable Aging:
Taxes --
FIT	$ (0)	$ (0)
FICA	6	6
FUTA	(3)	(3)
SIT	108	108
SUTA	(12)	(12)
Other	1,105	1,105
A/P Trade	8,124	8,124
A/P Received not paid	5,286	5,286
A/P Consignment parts	65	65
A/P Freight	263	263
A/P Contract retention	192	192
A/P Competitive discounts	(44)	(44)
A/P Medical claims - IBNR	(24)	(24)
A/P Other	12,849	12,849
Employee benefits & withholdings	(184)	(184)
Accrued taxes - Federal & State	0	0
Accrued interest	882	882
Closure cost - Current	2,800	2,800
	$ 31,413	$ 31,413	$ -	$ -	$ -

Accounts Receivable Aging:
A/R Trade	$ 33,653	23,484	8,940	1,087	142
A/R Miscellaneous Billings	955	461	400	28	66
A/R Other	655	655
A/R Affiliates	30	30
Notes Receivable-Employees	5	5
	$ 35,299	$ 24,635	$ 9,341	$ 1,115	$ 208

FORM 2-E.2

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Insurance Coverage Summary
For the Period: July 1, 2003 to July 31, 2003
Case Number: 03-2984WEE

Type	Carrier/Agent	Coverage ($)	Date of Expiration	Premium Paid
Insurance Schedule:
Excess Workers' Compensation	National Union/Alembic Captive Arthur J. Gallagher & Co.	Statutory $ 1,000,000	07/01/04	Yes

Workers' Compensation	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 1,000,000	07/01/04	Yes

General Liability	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 2,000,000	07/01/04	Yes

Automobile Liability	National Union/Alembic Captive Arthur J. Gallagher & Co.	$ 2,000,000	07/01/04	Yes

Pollution Legal Liability	American International SLIC Arthur J. Gallagher & Co.	$ 2,000,000	07/01/04	Yes

Maritime Liability	American Home Assurance Company Arthur J. Gallagher & Co.	$ 2,000,000	07/01/04	Yes

Foreign Casualty Package	ACE Arthur J. Gallagher & Co.	$ 1,000,000	07/01/04	Yes

Directors & Officers Liability	Federal Insurance Company Marsh, Chicago	$ 7,500,000	07/15/04	Yes

Excess Directors & Officers Liability	XL Marsh, Chicago	$ 7,500,000	07/15/04	Yes

Fiduciary Liability	Federal Insurance Company Marsh, Chicago	$ 5,000,000	07/15/04	Yes

Excess Liability (1st Layer)	National Union Fire insurance Company Arthur J. Gallagher & Co.	$ 25,000,000	07/01/04	Yes

Excess Liability (2nd Layer)	ACE Arthur J. Gallagher & Co.	$ 25,000,000	07/01/04	Yes

Excess Liability (3rd Layer)	AWAC Arthur J. Gallagher & Co. and JLT Risk Solution (Bermuda)	$ 50,000,000	07/01/04	Yes

Excess Liability (4th Layer)	Starr Excess Arthur J. Gallagher & Co.	$ 50,000,000	07/01/04	Yes

Property/Time Element Insurance	Lloyd's of London and others Arthur J. Gallagher & Co., JLT Risk Solutions (London & Bermuda) and Creative Risk Solutions	$300,000,000	07/01/04	Yes

Transit Insurance	St. Paul Fire & Marine Insurance Company Marsh, Chicago	$ 9,000,000	Until Cancelled	Yes

Crime Insurance	Federal Insurance Company Marsh, Chicago	$ 5,000,000	07/15/04	Yes

Special Crime Insurance	Federal Insurance Company Marsh, Chicago	$ 10,000,000	07/15/04	Yes

Political Risk	Lloyd's of London and others Arthur J. Gallagher & Co.	$292,506,612	07/01/05	Yes

FORM 2-E.3

MISSISSIPPI CHEMICAL CORPORATION
Supporting Schedules-Narrative
For the Period: July 1, 2003 to July 31, 2003
Case Number: 03-2984WEE

DISCUSSION

A.

The resulting impact of the plants idled in June 2003, increased idle plant expense in the month of July. In addition, efforts were made to reduce finished product inventory levels, which in turn increased cash and reduced trade accounts receivable balance

B.	The increase in prepaid expenses is attributable to the renewal of insurance policies for the company. Coverage amounts are comparable to that of the prior year.

FORM 2-E.4